Exhibit 4.4

Recapitalization Agreement

dated as of September     , 2006

relating to

Ascent Energy Inc.

and

South Louisiana Property Holdings, Inc.

RECAPITALIZATION AGREEMENT

This Recapitalization Agreement (this “Agreement”), dated as of September     , 2006, is entered into by and among Ascent Energy Inc., a Delaware corporation (the “Company”); South Louisiana Property Holdings, Inc., a Louisiana corporation (the “Parent”); the holders of the Company’s outstanding 16% Senior Notes (the “Senior Notes”) due February 1, 2010 (or such later maturity date as automatically extended in accordance with Section 7 thereof (but in no event later than February 1, 2015)) listed on Exhibit A hereto (collectively, the “Senior Noteholders”); the holders of the Company’s outstanding 11 3/4% Senior Subordinated Notes due May 1, 2010 (or such later maturity date as automatically extended in accordance with Section 7 thereof (but in no event later than May 1, 2015)) (the “Senior Subordinated Notes”) listed on Exhibit B hereto who execute this Agreement (collectively, the “Senior Subordinated Noteholders”); the holders of outstanding shares of the Company’s 8% Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”), listed on Exhibit C hereto who execute this Agreement (collectively, the “Preferred Stockholders”); the holders of outstanding warrants to purchase shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) listed on Exhibit C hereto who execute this Agreement (collectively, the “Common Warrantholders”); the holders of outstanding warrants to purchase shares of Preferred Stock (the “Preferred Stock Warrants”) listed on Exhibit A hereto (collectively, the “Preferred Warrantholders”); and the holders of outstanding warrants to purchase shares of common stock, $0.01 par value per share (the “Parent Common Stock”), of the Parent (the “Parent Warrants”) listed on Exhibit D hereto who execute this Agreement (collectively, the “Parent Warrantholders”). The Senior Noteholders, the Senior Subordinated Noteholders, the Preferred Stockholders, the Common Warrantholders, the Preferred Warrantholders, and the Parent Warrantholders are referred to collectively as the “Investor Parties.” The Company and the Parent are referred to collectively as the “Company Parties.” The Investor Parties and the Company are referred to collectively as the “Parties.”

RECITALS:

A. The Company and the Senior Noteholders are parties to that certain Amended and Restated Securities Purchase Agreement dated as of November 9, 2005 (the “Senior Note Purchase Agreement”). The Senior Noteholders hold all of the outstanding Senior Notes as of the date of this Agreement.

B. The Company, certain of its subsidiaries and U.S. Bank National Association (the “Trustee”), are parties to that certain Indenture dated as of September 28, 2001, as supplemented by that certain First Supplemental Indenture dated as of July 27, 2004 by and among the Company, certain of its subsidiaries and the Trustee, as further supplemented by that certain Second Supplemental Indenture dated as of November 9, 2005 by and between the Company and the Trustee (as so supplemented, the “Indenture”). Exhibit B is a list of the holders of all of the outstanding Senior Subordinated Notes as of the date of this Agreement.

C. The Company has previously issued 41,100 units, each consisting of one share of Preferred Stock and one warrant to purchase 191.943 shares of Common Stock at an exercise price of $5.21 per share (the “Common Stock Warrants”), all of which units are outstanding as of the date of this Agreement. The relative rights, preferences and limitations of the Preferred

Stock are set forth in the Amendment to the Certificate of Designations of Preferred Stock filed with the Secretary of State of the State of Delaware on December 22, 2004 (the “Certificate of Designations”). The Common Stock Warrants were issued pursuant to that certain Amended and Restated Warrant Agreement dated as of August 22, 2002 by and between the Company and Mellon Investor Services LLC, as warrant agent (the “Warrant Agent”), as amended by that certain Amendment to Amended and Restated Warrant Agreement dated as of July 27, 2004 by and between the Company and the Warrant Agent (as so amended, the “Common Stock Warrant Agreement”). Exhibit C is a list of the holders of all of the outstanding shares of Preferred Stock and all of the outstanding Common Stock Warrants as of the date of this Agreement.

D. The Company has previously issued Preferred Stock Warrants representing the right to purchase an aggregate of 3,000 shares of Preferred Stock at an exercise price of $333.33 per share in accordance with the terms and conditions of the Preferred Stock Warrants. Each share of Preferred Stock issued upon exercise of a Preferred Stock Warrant will be issued with a Common Stock Warrant. The Preferred Warrantholders hold all of the outstanding Preferred Stock Warrants as of the date of this Agreement.

E. The Parent has previously issued Parent Warrants pursuant to that certain Warrant Agreement dated as of January 14, 2000 by and among the Parent and the other persons party thereto. As of the date of this Agreement, the Parent Warrantholders hold Parent Warrants representing the right to purchase 50,084 shares of Parent Common Stock at an exercise price of $34.74 per share, 150,131 shares of Parent Common Stock at an exercise price of $92.80 per share, 147,156 shares of Parent Common Stock at an exercise price of $117.80 per share and 147,271 shares of Parent Common Stock at an exercise price of $137.80 per share.

F. On June 30, 2006, the Company filed a registration statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”), of an initial public offering of its Common Stock (the “IPO”), and in connection with the IPO desires to effect a recapitalization (the “Recapitalization”) of the Company.

G. To implement certain of the transactions contemplated by the Recapitalization pursuant to the terms and conditions of this Agreement, (i) the Company will issue shares of Common Stock in exchange for all Senior Subordinated Notes that are not repaid in cash in connection with the IPO, (ii) the Preferred Warrantholders will exercise their Preferred Stock Warrants in exchange for shares of Preferred Stock and Common Stock Warrants, (iii) the Common Stock Warrantholders and the Preferred Warrantholders will tender shares of Preferred Stock as consideration for the exercise of the Common Stock Warrants (including Common Stock Warrants acquired by the Preferred Warrantholders upon exercise of their Preferred Stock Warrants) or surrender such Common Stock Warrants to the Company for cancellation if the exercise price per share of Common Stock pursuant to the Common Stock Warrants is greater than the IPO Price (as defined below), (iv) the Preferred Stockholders and the Preferred Warrantholders will tender to the Company all their shares of Preferred Stock (including shares of Preferred Stock acquired by Preferred Warrantholders upon exercise of their Preferred Stock Warrants) not tendered in connection with the exercise of the Common Stock Warrants in exchange for shares of Common Stock, and (v) the Parent Warrantholders will exercise and/or surrender to the Company for cancellation all Merger Warrants (as defined below) held by the

Parent Warrantholders. In addition, in connection with the IPO and the Recapitalization, the Company will merge (the “Merger”) South Louisiana Property Holdings Acquisition Company, Inc., a Louisiana corporation and wholly owned subsidiary of the Company (the “Merger Sub”), with and into the Parent with the Parent surviving the merger as a wholly owned subsidiary of the Company in a tax-free transaction pursuant to Section 368 of the Internal Revenue Code of 1986, as amended, pursuant to the terms and conditions of that certain Agreement and Plan of Merger dated as of June 30, 2006 (the “Merger Agreement”) by and among the Company, the Parent and Merger Sub. Prior to the consummation of the Merger, the Parent will effect a reverse stock split of its common stock and a corresponding repurchase in cash of fractional shares of such common stock (the “Parent Reverse Stock Split”). Pursuant to the Merger Agreement, the Parent Warrants will be adjusted to become warrants to purchase shares of Common Stock (the “Merger Warrants”) on the terms and conditions set forth in the Merger Agreement.

AGREEMENT:

Now, therefore, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I

RECAPITALIZATION

1.1 Senior Notes.

(a) Subject to Section 5.17, the Company intends to use a portion of the net proceeds of the IPO as described under “Use of Proceeds” in the final prospectus included in the Registration Statement (the “Final Prospectus”) to redeem all of the outstanding principal plus accrued but unpaid interest on the Senior Notes pursuant to Section 3.1 of the Senior Note Purchase Agreement (the “Senior Note Redemption”). Each Senior Noteholder hereby (i) waives the requirement of Section 3.4 of the Senior Note Purchase Agreement that notice of the Senior Note Redemption be provided at least 30 days prior to the date of the Senior Note Redemption, and (ii) waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Senior Note Purchase Agreement that would conflict with, be violated by or occur by reason of the consummation of the IPO, the Merger, the Recapitalization or the transactions contemplated by this Agreement.

(b) As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of Senior Notes a notice of redemption pursuant to Section 3.4 of the Senior Note Purchase Agreement, including instructions for effecting the surrender of such Senior Notes in connection with the Senior Note Redemption. Notwithstanding anything to the contrary in the Senior Note Purchase Agreement, interest will cease to accrue on the Senior Notes as of the date immediately preceding the date of the Senior Note Redemption if the transactions contemplated by this Agreement are consummated.

1.2 Senior Subordinated Notes.

(a) Subject to Section 5.17, the Company intends to use a portion of the net proceeds of the IPO as described under “Use of Proceeds” in the Final Prospectus (without giving effect to the exercise of the underwriters’ option to purchase additional shares of Common Stock) to redeem a portion of the outstanding principal plus accrued but unpaid interest on the Senior Subordinated Notes pursuant to Section 3.07 of the Indenture (the “Senior Subordinated Note Redemption”). If less than all of the outstanding principal plus accrued but unpaid interest on the Senior Subordinated Notes are to be redeemed pursuant to the Senior Subordinated Note Redemption, then (i) the portion thereof to be redeemed shall be subject to the mutual agreement of the Company and the holders of a majority in principal amount of the outstanding Senior Subordinated Notes not later than the time of printing of the preliminary prospectus included in the Registration Statement for use in the Company’s road show presentation (the “Preliminary Prospectus”) and (ii) the Senior Subordinated Notes shall be redeemed on a pro rata basis. Notwithstanding anything to the contrary in this Section 1.2(a), the rights of the Company and the holders of a majority in principal of the Senior Subordinated Notes to reach a mutual agreement regarding the redemption of a portion of the Senior Subordinated Notes pursuant to clause (i) above shall not be deemed to permit the amendment by such Parties of any other express provision of this Agreement.

(b) At or prior to the Recapitalization Closing (as defined below), subject to Section 5.17 and notwithstanding anything to the contrary in the Indenture, each Senior Subordinated Noteholder will tender to the designated depositary through the facilities of DTC all Senior Subordinated Notes then held by such Senior Subordinated Noteholder that have not been called for redemption or redeemed pursuant to the Senior Subordinated Note Redemption (the “Exchangeable Senior Subordinated Notes”) in exchange for a number of shares of Common Stock equal to the quotient of (x) 100% of the outstanding principal of the Exchangeable Senior Subordinated Notes plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing divided by (y) the IPO Price (as defined below); provided, however, that for a period of 40 days following the consummation of the IPO, the Company shall be entitled to delay the issuance of the number of shares of Common Stock issuable pursuant to this Section 1.2(b) that is equal to the number of shares of Common Stock subject to the underwriters’ option to purchase additional shares of Common Stock as set forth in the Final Prospectus and, in lieu of such issuance, shall repay a portion of the Exchangeable Senior Subordinated Notes (pro rata among the holders thereof) in cash in an aggregate amount equal to 100% of the principal of such Senior Subordinated Notes plus all accrued but unpaid interest thereon as of the date immediately preceding the Recapitalization Closing with the net proceeds, if any, of the exercise of the underwriters’ option to purchase additional shares of Common Stock. For purposes of this Agreement, the “IPO Price” means the price per share of Common Stock to the public in the IPO.

(c) Each Senior Subordinated Noteholder hereby (i) waives the requirement of Section 3.03 of the Indenture that notice of the Senior Subordinated Note Redemption be provided at least 30 days prior to the date of the Senior Subordinated Note Redemption, and (ii) waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Indenture that would conflict with, be violated by or occur by reason of the consummation of the IPO, the Merger, the Recapitalization or the transactions contemplated by this Agreement.

(d) As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of Senior Subordinated Notes a notice of redemption pursuant to Section 3.03 of the Indenture, including instructions for effecting the surrender of such Senior Subordinated Notes in connection with the Senior Subordinated Note Redemption and a letter of transmittal and instructions for effecting the surrender of Exchangeable Senior Subordinated Notes. Notwithstanding anything to the contrary in the Indenture, interest will cease to accrue on the Senior Subordinated Notes as of the date immediately preceding the Recapitalization Closing if the transactions contemplated by this Agreement are consummated.

1.3 Exercise of Preferred Stock Warrants. At or prior to the Recapitalization Closing and subject to Section 5.17, the Preferred Warrantholders will exercise all Preferred Stock Warrants then held by such Preferred Warrantholders in a net share or cashless exercise (including, without limitation, by tendering to the Company shares of Common Stock at the IPO Price in satisfaction of the exercise price) in accordance with the terms and conditions of the Preferred Stock Warrants; provided however, that if the exercise price per share of Preferred Stock pursuant to the Preferred Stock Warrants is immediately prior to the exercise of such Preferred Stock Warrants, greater than the value of the Preferred Stock and Common Stock Warrants to be received upon such exercise (based upon the IPO Price and assuming exchange of such Preferred Stock and exercise or surrender of such Common Stock Warrants in accordance with the other provisions of this Agreement), then the Preferred Warrantholders agree to surrender to the Company for no consideration all Preferred Stock Warrants then held by such Preferred Warrantholders, and such Preferred Stock Warrants shall be cancelled. Upon any such exercise, the Company will issue to the Preferred Warrantholders the shares of Preferred Stock and Common Stock Warrants issuable upon exercise of the Preferred Stock Warrants in accordance with the terms and conditions of the Preferred Stock Warrants. Each Preferred Warrantholder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Preferred Stock Warrants that would conflict with, be violated by or occur by reason of the consummation of the IPO, the Merger, the Recapitalization or the transactions contemplated by this Agreement.

1.4 Exercise of Common Stock Warrants. At or prior to the Recapitalization Closing and subject to Section 5.17, the Common Warrantholders and the Preferred Warrantholders will exercise all Common Stock Warrants then held by such Common Warrantholders and the Preferred Warrantholders (including those issued pursuant to Section 1.3 upon exercise of the Preferred Stock Warrants) in accordance with the terms and conditions of the Common Stock Warrant Agreement by tendering to the Company shares of Preferred Stock in satisfaction of the exercise price of the Common Stock Warrants; provided, however, that if the exercise price per share of Common Stock pursuant to the Common Stock Warrants is, immediately prior to the exercise of such Common Stock Warrants, greater than the IPO Price, then the Common Warrantholders and the Preferred Warrantholders agree to surrender to the Company for no consideration all Common Stock Warrants then held by such Common Warrantholders and Preferred Warrantholders, and such Common Stock Warrants shall be cancelled. Upon any such exercise, the Company will issue to the Common Warrantholders and the Preferred Warrantholders the shares of Common Stock issuable upon exercise of the Common Stock Warrants in accordance with the terms and conditions of the Common Stock Warrant Agreement. As promptly as practicable after the execution and delivery of this Agreement, the

Company will deliver to each record holder of Common Stock Warrants a letter of transmittal and instructions for effecting the surrender of all Common Stock Warrants required to be surrendered pursuant to this Agreement. Each Common Warrantholder hereby waives compliance by the Company with any term, covenant, default, event of default, provision or condition of the Common Stock Warrant Agreement that would conflict with, be violated by or occur by reason of the consummation of the IPO, the Merger, the Recapitalization or the transactions contemplated by this Agreement.

1.5 Exchange of Preferred Stock. At or prior to the Recapitalization Closing and subject to Section 5.17, the Preferred Stockholders and the Preferred Warrantholders will surrender to the Company all shares of Preferred Stock (including those issued pursuant to Section 1.3 upon exercise of the Preferred Stock Warrants and all accrued but unpaid dividends thereon) and all accrued but unpaid dividends thereon that are not tendered to the Company as consideration for the exercise of the Common Stock Warrants pursuant to Section 1.4 of this Agreement in exchange for (subject to consummation of the IPO) a number of shares of Common Stock equal to the quotient of (x) $1,000 per each such share of Preferred Stock plus all accrued but unpaid dividends on each such share as of the date immediately preceding the Recapitalization Closing divided by (y) the IPO Price, it being acknowledged and agreed that the Preferred Stockholders and the Preferred Warrantholders will surrender to the Company all shares of Preferred Stock (including those issued pursuant to Section 1.3 upon exercise of the Preferred Stock Warrants and all accrued but unpaid dividends thereon) held by the Preferred Stockholders and the Preferred Warrantholders pursuant to this Section 1.5 if the Common Stock Warrants are cancelled pursuant to Section 1.4 of this Agreement. Notwithstanding the foregoing, if the valuation of the Company determined in connection with the IPO is insufficient to exchange all shares of Preferred Stock (including those issued pursuant to Section 1.3 upon exercise of the Preferred Stock Warrants and all accrued but unpaid dividends thereon) and all accrued but unpaid dividends thereon surrendered pursuant to this Section 1.5 at the ratio set forth in this Section 1.5, then such ratio will be appropriately adjusted (subject to Section 5.17) by increasing the IPO Price (but only by the amount necessary to permit the issuance of the maximum number of shares of Common Stock pursuant to this Section 1.5 as determined by mutual agreement of the Company and the holders of a majority of the outstanding shares of Preferred Stock (including shares issued pursuant to Section 1.3 upon exercise of the Preferred Stock Warrants) no later than the time of printing of the Preliminary Prospectus) for purposes of calculating the number of shares of Common Stock issuable pursuant to this Section 1.5. As soon as practicable after the execution and delivery of this Agreement, the Company will deliver to each record holder of shares of Preferred Stock a letter of transmittal and instructions for effecting the surrender of such shares of Preferred Stock. Notwithstanding anything to the contrary in the Certificate of Designations, dividends will cease to accrue on the Preferred Stock as of the date immediately preceding the Recapitalization Closing. Each Preferred Stockholder hereby consents to the consummation of the IPO and the transactions contemplated by the Merger, the Recapitalization and the other transactions contemplated by this Agreement. Notwithstanding anything to the contrary in this Section 1.5, the rights of the Company and the holders of a majority of the outstanding shares of Preferred Stock to reach a mutual agreement regarding the exchange of the Preferred Stock pursuant to this Section 1.5 shall not be deemed to permit the amendment by such Parties of any other express provisions of this Agreement.

1.6 Exercise and/or Surrender of Merger Warrants. At or prior to the Recapitalization Closing but following consummation of the Merger, and subject to Section 5.17, the Parent

Warrantholders will surrender to the Company for cancellation all Merger Warrants then held by such Parent Warrantholders with an exercise price per share of Common Stock (after giving effect to the adjustments set forth in the Merger Agreement) that is greater than two times the IPO Price in exchange for a cash payment of $0.05 per share of pre-split Common Stock underlying each such Merger Warrant (i.e., $25,000 in aggregate for all Merger Warrants if all were exchanged for cash), which payment shall be equal to $25,000 divided by the total number of shares of pre-split Common Stock underlying the Merger Warrants to be cancelled (the “Merger Warrant Payment”), pursuant to the terms and conditions of this Agreement. Upon any such surrender of Merger Warrants, the Company will pay to the Parent Warrantholders surrendering such Merger Warrants the aggregate Merger Warrant Payments in cash for the Merger Warrants surrendered in accordance with the terms and conditions of this Agreement. As soon as practicable after the Merger, the Company will deliver to each record holder of Merger Warrants a letter of transmittal and instructions for effecting the surrender of all Merger Warrants required to be surrendered pursuant to this Agreement. Each Preferred Warrantholder hereby waives compliance by the Company and the Parent with any term, covenant, default, event of default, provision or condition of the Parent Warrants that would conflict with, be violated by or occur by reason of the consummation of the IPO, the Merger, the Recapitalization or the transactions contemplated by this Agreement.

1.7 Restrictions on Transfer. Prior to any proposed transfer (whether by sale, assignment, pledge or otherwise) of debt or equity securities of the Company or the Parent (each, for purposes of this Section 1.7, an “Issuer”) at any time prior to the Recapitalization Closing and as long as this Agreement has not been terminated, the proposed transferor (the “Transferor”) will give written notice to the applicable Issuer of its intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail and shall be accompanied by a written opinion of legal counsel who shall be reasonably satisfactory to the applicable Issuer, addressed to the applicable Issuer, to the effect that the proposed transfer of the securities in question may be effected without registration under the Securities Act. Any such legal opinion must be reasonably satisfactory to the applicable Issuer and must state that it may also be relied upon by the applicable Issuer and any transfer agent or stock exchange. As a condition to the transfer, the applicable Issuer may also require a certificate of the Transferor that certifies as to matters that assist the applicable Issuer in establishing compliance with securities laws at the time of the proposed transfer and at the Recapitalization Closing. Upon compliance with the terms of this Section 1.7 to the satisfaction of the applicable Issuer, the Transferor shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the Transferor to the applicable Issuer; provided, however, that the Transferor shall, prior to any transfer, cause any transferee of the applicable Issuer’s debt or equity securities to enter into an agreement with the Company that the transferee will take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Each certificate or book-entry notation evidencing the applicable Issuer’s debt or equity securities so transferred shall bear or be subject to an appropriate restrictive legend reasonably deemed appropriate by the applicable Issuer, including any appropriate legend relating to the restrictions and obligations hereunder. Without limiting the generality of any other provision hereof, the provisions of this Section 1.7 and Section 1.9 shall be binding on successive transferees. Any sale or transfer, or purported sale or transfer, of the applicable Issuer’s debt or equity securities shall be null and void, and the applicable Issuer shall have no obligation to effect any transfer, unless the terms, conditions and provisions of this Section 1.7 are strictly observed and followed or are waived by the applicable Issuer. The applicable Issuer may issue stop transfer instructions to any transfer agent or registrar for the applicable Issuer’s debt or equity securities in order to implement any restriction on transfer contemplated hereby.

1.8 Support of the Recapitalization and IPO. As long as the IPO is being pursued, no Party hereto will (i) object to or otherwise commence any proceeding to oppose or alter any of the documents to be executed or implemented in connection with the Recapitalization in any way inconsistent with this Agreement, or (ii) take any other action not required by law that is inconsistent with, or that would materially delay the commencement or consummation of the IPO or consummation of any portion of the Recapitalization; provided, however, that nothing in this Section 1.8 shall prevent any Party from exercising its rights under any provision of this Agreement.

1.9 Appointment of Nominees. Prior to the record date of the Parent Reverse Stock Split, each Investor Party that owns beneficially or of record shares of Parent Common Stock and/or Parent Warrants agrees to appoint, and to cause its affiliate that own shares of Parent Common Stock and/or Parent Warrants to appoint, a single nominee as the record holder of all shares of Parent Common Stock and all Parent Warrants held beneficially or of record by such Investor Party and its affiliates and to notify the Parent and the Company of the name and address of such nominee. The Parent and the Company shall be entitled to recognize for all purposes, including, without limitation, the Parent Reverse Stock Split and the Merger, each such nominee as the record holder of the shares of Parent Common Stock and Parent Warrants designated by the Investor Parties to be held of record by such nominees. For the avoidance of doubt, (i) Jefferies & Company, Inc., Jefferies Partners Opportunity Fund, L.L.C., Jefferies Partners Opportunity Fund II, L.L.C. and Jefferies Employees Opportunity Fund, L.L.C. (collectively, “JEFCO”) shall appoint a single nominee pursuant to this Section 1.9, (ii) Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., TCW Leveraged Income Trust IV, L.P., TCW High Yield Bond Fund, TCW High Yield Limited Partnership, TCW High Yield Trust, TCW Shared Opportunity Fund II, L.P., TCW Leveraged Income Trust L.P., TCW/Crescent Mezzanine Partners, L.P., TCW/Crescent Mezzanine Trust and TCW/Crescent Mezzanine Investment Partners, L.P. (collectively, “The TCW Funds”) shall appoint a single nominee pursuant to this Section 1.9; provided, however, that any shares of Parent Common Stock and Parent Warrants acquired after the date hereof by a third party from any of the entities named in this clause (ii) may be excluded from the shares held by the nominee appointed pursuant to this clause (ii) if each such third party acquirer complies with the provisions of Section 1.7 and agrees to appoint, and to cause its affiliates to appoint, a single nominee pursuant to this Section 1.9 for the shares of Parent Common Stock and Parent Warrants acquired by it and its affiliates, and (iii) ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC and ING Barings Global Leveraged Equity Plan Ltd. (collectively “Jefferies Capital Partners”) shall appoint a single nominee pursuant to this Section 1.9.

1.10 Underwriters’ Lock-Up Agreement. Each Investor Party and its successors and permitted transferees pursuant to Section 1.7 agree, at the request of the underwriters in the IPO, to enter into a lock-up agreement with the underwriters on terms customary in the securities industry for similar public offerings.

1.11 Registration Rights. The Company and the holders of the Common Stock issued pursuant to Sections 1.2(b), 1.4 and 1.5 will enter into a registration rights agreement on substantially the same terms as the Registration Rights Agreement entered into by the Company in July 2001 (as amended) in connection with the issuance of the Preferred Stock and the Common Stock Warrants, with such modifications as may be negotiated and approved by the Company and the holders of a majority of such Common Stock.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company Parties. Each Company Party hereby represents and warrants to the Investor Parties as follows:

(a) Such Company Party is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Such Company Party has all requisite corporate power and authority to execute and deliver this Agreement. The execution and delivery by such Company Party of this Agreement and the performance by such Company Party of its obligations hereunder have been duly authorized by all necessary corporate action on the part of such Company Party and do not and will not contravene any provision of law, statute, rule or regulation to which the Company is subject or such Company Party’s organizational documents, as amended.

(b) This Agreement constitutes valid and binding obligations of such Company Party, enforceable against such Company Party in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

2.2 Representations and Warranties of the Investor Parties. Each Investor Party hereby represents and warrants, as to itself, to each other Party as follows:

(a) If not an individual, the Investor Party is an entity duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite power and authority to execute and deliver this Agreement. If an individual, the Investor Party has all requisite right, capacity, power and authority to execute and deliver this Agreement. The execution and delivery by the Investor Party of this Agreement and the performance by the Investor Party of its obligations hereunder have been duly authorized by all necessary action on the part of the Investor Party.

(b) This Agreement constitutes valid and binding obligations of the Investor Party, enforceable against the Investor Party in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(c) The Investor Party has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of the Investor Party’s investment in the Company as a corporation. To the extent necessary, the Investor Party has retained, at his own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the Recapitalization, or any part thereof, and owning the shares of Common Stock the Investor Party will receive pursuant to the Recapitalization, it being understood that the Company has not retained legal or financial advisors on behalf of the Investor Party.

(d) The Investor Party is an “accredited investor” as defined in Rule 501 promulgated under the Securities Act, is able to bear the economic risk of the Investor Party’s investment in the Common Stock for an indefinite period of time and has sufficient net worth to sustain a loss of the Investor Party’s entire investment in the Common Stock without economic hardship if such loss should occur.

(e) The Investor Party is not participating in the Recapitalization as a result of or after any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

(f) The Investor Party has had an opportunity to discuss the Company’s business, management and financial affairs with the members of the Company’s management and has had the opportunity to review the Company’s facilities. The Investor Party has also had an opportunity to ask questions of the officers of the Company, which questions were answered to the Investor Party’s satisfaction. The Investor Party acknowledges that the Investor Party is familiar with all aspects of the Company’s business.

(g) The Investor Party has received no representations or warranties from the Company or the Company or any of their respective employees, affiliates, attorneys, accountants or agents.

(h) The Investor Party is acquiring the shares of Common Stock to be issued in the Recapitalization solely for investment for the Investor Party’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor Party understands that the shares of Common Stock to be issued in the Recapitalization have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws.

(i) The Investor Party acknowledges and understands that the Investor Party must bear the economic risk of his investment in the Common Stock for an indefinite period of time because the Common Stock must be held indefinitely unless the offering thereof is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

(j) The Investor Party is aware of the current provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the issuer of the securities, the resale occurring not less than one year after a party has purchased from an issuer or its affiliate and paid the full purchase price for the securities to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of securities being sold during any three-month period not exceeding specified limitations. The Investor Party understands that any transfer agent or registrar of the Company will be issued stop-transfer instructions with respect to the Common Stock unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available.

(k) The Preferred Stockholders hereby acknowledges and agrees that, upon the consummation of the transactions contemplated by this Agreement at the Recapitalization Closing, the Stockholders’ Agreement dated as of August 22, 2002 by and among the Company and the parties thereto shall automatically terminate and be of no further force or effect with no further action on the part of any party thereto.

(l) The Investor Party acknowledges and agrees that the foregoing representations are true as of the date hereof and as of the time of the Recapitalization Closing.

(m) Each Investor Party is the beneficial owner of the debt and equity securities of the Company Parties set forth below its name on the signature pages of this Agreement, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and any applicable state securities laws) and any liens, claims or encumbrances which would interfere with the consummation of the Recapitalization (it being acknowledged and agreed that a permitted transfer made pursuant to Section 1.7 shall not be deemed to be a restriction on transfer with respect to the representations and warranties made by an Investor Party in this Section 2.2(m)).

ARTICLE III

CONDITIONS

3.1 Conditions to Each Party’s Obligations. The respective obligations of each Party to consummate the Recapitalization is subject to the satisfaction or waiver on or prior to the Recapitalization Closing Date (as defined below) of the following conditions:

(a) The consummation of the IPO shall occur concurrently with the consummation of the Recapitalization.

(b) The Merger shall have occurred or shall occur concurrently with the consummation of the Recapitalization.

(c) All of the outstanding Exchangeable Senior Subordinated Notes shall have been validly tendered to the designated depositary through the facilities of DTC in accordance with the terms of this Agreement.

(d) All of the Preferred Warrants shall have been duly exercised or surrendered for cancellation in accordance with the terms thereof and this Agreement.

(e) All of the Common Stock Warrants shall have been duly exercised by the tender of shares of Preferred Stock in accordance with the terms of the Common Stock Warrant Agreement and this Agreement or surrendered to the Company for cancellation in accordance with the terms of this Agreement.

(f) All shares of Preferred Stock not tendered as consideration for the exercise of the Common Stock Warrants shall have been duly tendered to the Company in accordance with the terms of this Agreement.

(g) All Merger Warrants required to be surrendered pursuant to this Agreement shall have been duly surrendered to the Company in accordance with the terms of this Agreement.

(h) Each of the Parties hereto shall have complied in all material respects with each of the covenants and agreements contained in this Agreement to be fulfilled or performed by it on or before the Recapitalization Closing Date.

(i) The representations and warranties made by each of the Parties hereto in this Agreement shall be true and correct as if made on and as of the Recapitalization Closing Date.

Any waiver of a condition under this Section 3.1 must be in writing and executed by the Company and holders of not less than a majority of the outstanding Senior Notes and the holders of not less than a majority of the outstanding Senior Subordinated Notes. If the Recapitalization Closing occurs, each Party will be deemed to have waived any other Party’s failure to comply with the conditions to be performed by that Party.

ARTICLE IV

CLOSING

4.1 Time and Place. The closing of the Recapitalization (the “Recapitalization Closing”) will take place at the offices of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas 77002, at 10:00 a.m. local time on (the “Recapitalization Closing Date”) the earliest to occur of (a) the date on which the IPO is consummated or (b) such other date and place as the Company and holders of not less than a majority of the outstanding Senior Notes and the holders of not less than a majority of the outstanding Senior Subordinated Notes determine upon not less than three business days notice to the Investor Parties.

4.2 Deliveries by the Company. At or prior to the Recapitalization Closing, the Company will:

(a) issue to the Senior Subordinated Noteholders the shares of Common Stock issuable in exchange for the Exchangeable Senior Subordinated Notes in accordance with this Agreement;

(b) issue to the Preferred Warrantholders the shares of Preferred Stock and Common Stock Warrants issuable upon exercise of the Preferred Stock Warrants in accordance with this Agreement, if any;

(c) issue to the Common Warrantholders the shares of Common Stock issuable upon exercise of the Common Stock Warrants in accordance with this Agreement, if any;

(d) issue to the Preferred Stockholders the shares of Common Stock issuable in exchange for the shares of Preferred Stock (including accrued but unpaid dividends thereon) in accordance with this Agreement;

(e) pay to the Senior Noteholders the aggregate redemption price payable upon redemption of the Senior Notes in accordance with Section 1.1 of this Agreement;

(f) pay to the Senior Subordinated Noteholders the aggregate redemption price payable upon redemption of the portion of the Senior Subordinated Notes redeemed in accordance with Section 1.2(a) of this Agreement; and

(g) pay to the Parent Warrantholders the aggregate Merger Warrant Payments payable upon surrender of the Merger Warrants in accordance with this Agreement.

4.3 Deliveries by Investor Parties. At the Recapitalization Closing, each Investor Party will deliver to the Company or the Parent, as the case may be, any documentation reasonably required to be delivered in connection with the Recapitalization.

ARTICLE V

MISCELLANEOUS

5.1 Termination; Continued Effectiveness of Certain Provisions.

(a) This Agreement shall terminate upon the earliest to occur of (i) the consummation of the IPO, (ii) a determination in good faith by the board of directors of the Company not to consummate the IPO (including the withdrawal of the Registration Statement filed with the SEC), (iii) the mutual written consent of the Company and the holders of not less than a majority of the outstanding Senior Notes and the holders of not less than a majority of the Senior Subordinated Notes and (iv) the delivery of written notice to the Company by (A) JEFCO, (B) Shared Opportunity Fund IIB, L.L.C. and TCW Shared Opportunity Fund III, L.P. or (C) Jefferies Capital Partners at any time after January 31, 2007. Upon termination of this Agreement pursuant to this Section 5.1(a) (other than clause (i)), the waivers set forth in Article I shall be of no further force or effect.

(b) Notwithstanding any termination of this Agreement, the provisions of Section 5.4 and Section 5.5 shall survive such termination without limitation.

5.2 Notices. All notices, requests and other communications required or permitted hereunder to be given to or made upon any Party hereto shall be in writing addressed as set forth in Annex I and shall be considered properly given (a) if delivered in person; (b) if sent by an express courier delivery service which provides signed acknowledgments of receipt; (c) if deposited in the US. certified or registered first class mail, postage prepaid, return receipt requested or (d) if transmitted by telecopier (upon receipt by sender thereof of evidence that a complete transmission of such telecopy was made to the recipient thereof) and, in the case of telecopier transmission, confirmed by (i) telephone contemporaneously to the person entitled to receive such notice or to such person’s secretary, and (ii) dispatching a copy of such notice by the methods described in clause (a), (b) and (c) above. All notices shall be effective upon receipt. For the purposes of notice, the addresses of the Parties shall be as set forth in Annex I; provided, however, that any Party shall have the right to change its address for notice hereunder to any other location by giving not less than 30 days’ notice to the other Parties in the manner set forth above.

5.3 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the holders of not less than a majority of the outstanding Senior Notes and the holders of not less than a majority of the outstanding Senior Subordinated Notes; provided, however, that any amendment or waiver that adversely affects in any material respect the economic rights of the Investor Parties set forth in this Agreement shall not be effective without the prior written consent of the Company, the holders of not less than a majority of the outstanding Senior Subordinated Notes held by JEFCO and the holders of not less than a majority of the outstanding Senior Subordinated Notes held by Senior Subordinated Noteholders other than JEFCO.

(b) No failure or delay by any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

5.4 Expenses.

(a) The Company will assume and bear all expenses, costs and fees incurred or assumed by the Company and incurred by each of the other Parties hereto in the preparation and execution of this Agreement and compliance with the agreements and covenants contained in this Agreement, whether or not the transactions contemplated hereby are consummated (unless failure to consummate such transactions results from the breach of the covenants and agreements contained herein, in which event the breaching Party or Parties will assume and bear all such expenses, costs and fees).

(b) The Company (or any paying agent authorized by the Company) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of the Company’s securities such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law or any other applicable legal requirement. To the extent that amounts are so withheld and paid over to the appropriate taxing authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former holder of the Company’s securities in respect of which such deduction and withholding was made.

(c) In the event of any litigation brought to enforce or interpret this Agreement, or arising out of its negotiation, performance or subject matter, the Party to this contract who prevails shall be entitled to recover its attorneys’ fees and costs, including those incurred at trial, in any bankruptcy or other proceeding, on appeal and in enforcing any judgment.

5.5 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided that, except as otherwise expressly provided in this Agreement, no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Company.

5.6 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and nothing herein expressed or implied will give or be construed to give to any person or entity, other than the Parties hereto and such permitted assigns any legal or equitable rights hereunder.

5.7 Governing Law. This Agreement will be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of laws rules of that State.

5.8 Jurisdiction. Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any court of competent jurisdiction in New York and each of the Parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that service of process on such Party as provided in Section 5.2 will be deemed effective service of process on such Party.

5.9 Counterparts. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. One or more counterparts of this Agreement may be delivered by facsimile with the intent that delivery by such means shall have the same effect as delivery of an original counterpart of this Agreement.

5.10 Headings. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

5.11 Entire Agreement. This Agreement (including the Annexes and Exhibits hereto) constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement. This Agreement (including the Annexes and Exhibits hereto) supersedes all prior agreements and understandings, both oral and written, among the Parties hereto with respect to the subject matter of this Agreement.

5.12 Severability. If any provision of this Agreement or the application of any such provision to any person, entity or circumstance is held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein and there had been contained herein instead such valid, legal and enforceable provisions as would most nearly accomplish the intent and purpose of such invalid, illegal or unenforceable provision.

5.13 Further Assurances. The Parties will take such further action and deliver or cause to be delivered to each other on the Recapitalization Closing Date and at such other times thereafter as will be reasonably agreed such additional agreements, instruments or other documents as any of them may reasonably request for the purpose of carrying out this Agreement. Each of the Parties hereto will use its reasonable efforts to cause each of the conditions contained in this Agreement to the obligations of the Parties hereto to be satisfied.

5.14 Representation by Counsel; Strict Construction. Each Party hereto acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any Party hereto with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel, shall have no application and is expressly waived. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction will be applied against any Party.

5.15 Specific Performance. It is understood and agreed by each of the Parties hereto that monetary damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled, in addition to any other remedies, to the remedy of specific performance and injunctive or other equitable relief as a remedy for any such breach, without the necessity of securing or posting a bond or other security in connection with such equitable relief.

5.16 Adjustments for Stock Splits, etc. Each of the Investor Parties acknowledges and agrees that the Parent and the Company expect to effect a reverse stock split in connection with the Recapitalization and the IPO. Wherever in this Agreement there is a reference or implication to a specific number or percentage of shares of capital stock, or a price per share of such capital stock, or consideration received in respect of such capital stock, then, upon the occurrence of any subdivision, combination, stock split or stock dividend of such capital stock, the specific number or percentage of shares or the price so referenced in or implicated by this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such capital stock by such subdivision, combination, stock split or stock dividend.

5.17 Priority of Securities. Notwithstanding anything to the contrary in this Agreement, all payments of cash by the Company and all deliveries of Common Stock or other securities of the Company in satisfaction of or in respect of the securities of the Company or the Parent that are being repaid, satisfied, exchanged or surrendered in connection with the IPO or pursuant to this Agreement, including, without limitation, the Senior Notes, the Senior Subordinated Notes, the Preferred Stock, the Common Stock Warrants, the Preferred Stock Warrants and the Merger Warrants (all such securities, collectively, the “Existing Securities”) shall be made in accordance with the relative rankings, preferences and priorities of such Existing Securities and in no event shall the holders of Common Stock immediately prior to the consummation of the IPO and the transactions contemplated by this Agreement own, immediately after the consummation of the IPO and the transactions contemplated by this Agreement, less than 0.1% of the outstanding Common Stock.

5.18 Effectiveness. This Agreement shall become effective when counterparts hereof have been executed by the Company, the Parent, JEFCO, The TCW Funds and Jefferies Capital Partners. Other holders of Senior Subordinated Notes, Preferred Stock, Common Stock Warrants or Parent Warrants may become Parties to this Agreement at any time thereafter by delivering an executed signature page to the Company, whereupon such additional signatory shall for all purposes be a Senior Subordinated Noteholder, Preferred Stockholder, Common Warrantholder or Parent Warrantholder, as applicable, with all of the same rights and obligations hereunder as the original signatories to this Agreement of the applicable class.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

COMPANY:

ASCENT ENERGY INC.

By:
Name:
Title:

PARENT:

SOUTH LOUISIANA PROPERTY HOLDINGS, INC.

By:
Name:
Title:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS AND PREFERRED WARRANTHOLDERS:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:

Principal Amount of Senior Notes Held: $

Number of Preferred Warrants Held:

JEFFERIES PARTNERS OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

JEFFERIES PARTNERS OPPORTUNITY FUND II, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS AND PREFERRED WARRANTHOLDERS:

JEFFERIES EMPLOYEE OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS AND PREFERRED WARRANTHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR NOTEHOLDERS AND PREFERRED WARRANTHOLDERS:

ING FURMAN SELZ INVESTORS III L.P.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Number of Preferred Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

JEFFERIES PARTNERS OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

JEFFERIES PARTNERS OPPORTUNITY FUND II, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

JEFFERIES EMPLOYEE OPPORTUNITY FUND, L.L.C.

By: Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

Chris M. Kanoff

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held: Jefferies & Company, Inc.

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held :

TCW/CRESCENT MEZZANINE TRUST

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

AND

By:	TCW Asset Management Company
As its Managing Member of
TCW (LINC IV) L.L.C., the General Partner

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

ING FURMAN SELZ INVESTORS III L.P.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

SENIOR SUBORDINATED NOTEHOLDERS:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Principal Amount of Notes Held: $

Name of DTC Participant Through
Which the Notes Are Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

JEFFERIES PARTNERS OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

JEFFERIES PARTNERS OPPORTUNITY FUND II, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

JEFFERIES EMPLOYEE OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

TCW/CRESCENT MEZZANINE TRUST

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW Asset Management Company,
as its Investment Advisor

By:
Name:
Title:

AND

By:	TCW Asset Management Company
As its Managing Member of
TCW (LINC IV) L.L.C., the General
Partner

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

ING FURMAN SELZ INVESTORS III L.P.
By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

Warrants to purchase shares of Common Stock held upon exercise of Preferred Stock Warrants

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

DUETSCHE BANC ALEX BROWN TR FBO JEFFREY CLARKE

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

By:
Jeffrey Clarke

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

DB SECURITIES INC. R-IRA UA FEB 07 02 CUSTODIAN FBO KERI CLARKE

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

By:
Keri Clarke

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

By:
Larry Keller

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

DB SECURITIES INC. CUSTODIAN FBO LARRY L. KELLER IRA

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS:

DB ALEX BROWN LLC CUSTODIAN FBO ROBERT N. MARSHALL R-IRA

By:
Name:
Title:

Number of Shares of Series A Preferred Stock Held:

Warrants to purchase shares of Common Stock held

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

JEFFERIES & COMPANY, INC.

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

JEFFERIES PARTNERS OPPORTUNITY FUND, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

JEFFERIES PARTNERS OPPORTUNITY FUND II, L.L.C.

By:	Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

JEFFERIES EMPLOYEE OPPORTUNITY FUND, L.L.C.

By: Jefferies & Company, Inc., as Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

Chris M. Kanoff

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

TCW/CRESCENT MEZZANINE TRUST

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

By:	TCW/Crescent Mezzanine, L.L.C.,
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW SHARED OPPORTUNITY FUND II, L.P.

By:	TCW Investment Management Company
as its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW LEVERAGED INCOME TRUST, L.P.

By:	TCW Advisers (Bermuda), Ltd.
as its General Partner

By:
Name:
Title:

By:	TCW Investment Management Company
as Investment Adviser

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW HIGH YIELD TRUST

By:	Trust Company of the West as its trustee

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

TCW HIGH LIMITED PARTNERSHIP

By:	TCW Asset Management Company as its general partner

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

TCW HIGH YIELD BOND FUND

By:	TCW Investment Management Company
as its investment adviser

By:
Name:
Title:

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

ING FURMAN SELZ INVESTORS III L.P.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Recapitalization Agreement to be duly executed by their respective authorized representatives, if applicable, as of the day and year first above written.

PARENT WARRANTHOLDERS:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Number of Series A Parent Warrants Held:
Number of Series B Parent Warrants Held:
Number of Series C Parent Warrants Held:
Number of Series D Parent Warrants Held:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

Acknowledged and agreed to as of the day and year first above written by:

U.S. Bank N.A.,
as Trustee

By:
Name:
Title:

SIGNATURE PAGE

RECAPITALIZATION AGREEMENT

ANNEX 1

NOTICE ADDRESSES

Ascent Energy Inc. South Louisiana Property Holdings, Inc. 4965 Preston Park Blvd. – Suite 800 Plano, TX 75093	TCW/Crescent Mezzanine Partners, L.P. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan

Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch	TCW/Crescent Mezzanine Trust c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan

Jefferies Partners Opportunity Fund, L.L.C. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch	TCW/Crescent Mezzanine Investment Partners, L.P. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan

Jefferies Partners Opportunity Fund II, L.L.C. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch	ING Furman Selz Investors III L.P. c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart

Jefferies Employees Opportunity Fund, L.L.C. c/o Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902 Attn: Robert J. Welch	ING Barings U.S. Leveraged Equity Plan LLC c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart

Chris Kanoff c/o Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902	ING Barings Global Leveraged Equity Plan Ltd. c/o FS Private Investments III LLC 520 Madison Avenue - 12th Floor New York, NY 10022 Attn: James Luikart

Shared Opportunity Fund IIB, L.L.C. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan	Jeffrey Clarke 3580 Orr Rd. Lucas, TX 75002-8800

TCW Shared Opportunity Fund III, L.P. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan	Duetsche Banc Alex Brown TR FBO Jeffrey Clarke 3580 Orr Rd. Lucas, TX 75002-8800

TCW Leveraged Income Trust IV, L.P. c/o Trust Company of the West 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025 Attn: Matthew Sheahan	Larry Keller 4520 Breckinridge Blvd. Richardson, TX 75082-3859

DB Securities Inc. Custodian FBO Larry L. Keller IRA 1 South Street Baltimore, MD 21202-3298

Keri Clarke 6510 Copper Creek Dr. Dallas, TX 75248-3919

DB Securities Inc. R-IRA UA Feb 07 02 Custodian FBO Keri Clarke 6510 Copper Creek Dr. Dallas, TX 75248-3919

DB Alex Brown LLC Custodian FBO Robert N. Marshall R-IRA 11100 Santa Monica Blvd. – Suite 2000 Los Angeles, CA 90025—3335

EXHIBIT A

SENIOR NOTEHOLDERS AND PREFERRED WARRANTHOLDERS

Jefferies & Company, Inc.

Jefferies Partners Opportunity Fund, L.L.C.

Jefferies Partners Opportunity Fund II, L.L.C.

Jefferies Employee Opportunity Fund, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

EXHIBIT B

SENIOR SUBORDINATED NOTEHOLDERS

Jefferies & Company, Inc.

Jefferies Partners Opportunity Fund, L.L.C.

Jefferies Partners Opportunity Fund II, L.L.C.

Jefferies Employee Opportunity Fund, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

TCW/Crescent Mezzanine Partners, L.P.

TCW/Crescent Mezzanine Trust

TCW/Crescent Mezzanine Investment Partners, L.P.

TCW Leveraged Income Trust IV, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

Chris M. Kanoff

EXHIBIT C

PREFERRED STOCKHOLDERS AND COMMON WARRANTHOLDERS

Jefferies & Company, Inc.

Jefferies Partners Opportunity Fund, L.L.C.

Jefferies Partners Opportunity Fund II, L.L.C.

Jefferies Employee Opportunity Fund, L.L.C.

Shared Opportunity Fund IIB, L.L.C.

TCW Shared Opportunity Fund III, L.P.

TCW/Crescent Mezzanine Partners, L.P.

TCW/Crescent Mezzanine Trust

TCW/Crescent Mezzanine Investment Partners, L.P.

TCW Leveraged Income Trust IV, L.P.

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.

Duetsche Banc Alex Brown TR FBO Jeffrey Clarke

Jeffrey Clarke

DB Securities Inc. R-IRA UA Feb 07 02 Custodian FBO Keri Clarke

Keri Clarke

Larry Keller

DB Securities Inc. Custodian FBO Larry L. Keller IRA

DB Alex Brown LLC Custodian FBO Robert N. Marshall R-IRA

EXHIBIT D

PARENT WARRANTHOLDERS

Jefferies & Company, Inc.

Jefferies Partners Opportunity Fund, L.L.C.

Jefferies Partners Opportunity Fund II, L.L.C.

Jefferies Employee Opportunity Fund, L.L.C.

TCW/Crescent Mezzanine Partners, L.P.

TCW/Crescent Mezzanine Trust

TCW/Crescent Mezzanine Investment Partners, L.P.

TCW Shared Opportunity Fund II, L.P.

TCW Leveraged Income Trust, L.P.

TCW High Yield Trust

TCW High Yield Limited Partnership

TCW High Yield Bond Fund

ING Furman Selz Investors III L.P.

ING Barings U.S. Leveraged Equity Plan LLC

ING Barings Global Leveraged Equity Plan Ltd.